DVM-SUMSUP-2

Summary Prospectus Supplement dated May 10, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, R5, and R6 shares of the Fund listed below:

Invesco Developing Markets Fund

As of the open of business on June 8, 2017, Invesco Developing Markets Fund will limit public sales of its shares to certain investors. Please see the “Other Information – Limited Fund Offering” section of the statutory prospectus for further information.

DVM-SUMSUP-2